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                          BORROWER SECURITY AGREEMENT

         AGREEMENT, made this 31st day of December, 1996, by and between:

         THE CARE GROUP, INC., a Delaware corporation, having an office at One Hollow Lane, Lake Success, New York 11042 (hereinafter referred to as the "DEBTOR"); and

         KEY BANK OF NEW YORK, a New York banking corporation, having an office at 1377 Motor Parkway, Islandia, New York 11788 (the "BANK");

                              W I T N E S S E T H:

         WHEREAS:

         A. The Debtor has entered into a certain Loan Agreement of even date herewith (hereinafter, as it may from time to time be amended, modified and/or supplemented, referred to as the "LOAN AGREEMENT") with the Bank pursuant to which the Bank has agreed to lend to the Debtor up to the aggregate principal amount set forth therein, upon and subject to the terms and conditions thereof;

         B. It is a condition precedent to the obligation of the Bank to make the loans provided for in the Loan Agreement that the Debtor shall execute and deliver this Agreement; and

         C. All capitalized terms used herein without definition, shall have the respective meanings ascribed thereto in the Loan Agreement;

         NOW, THEREFORE, in consideration of the premises and in order to induce the Bank to make the loans provided for in the Loan Agreement, the Debtor agrees with the Bank as follows:

         1.       SECURITY INTEREST.

                  To secure the due payment and performance of all Indebtedness, whether now existing or hereafter arising and whether or not currently contemplated, of the Debtor to the Bank under, arising out of or in any way connected with the Loan Agreement, and all instruments, agreements and documents executed, issued and delivered pursuant thereto, including, without limitation, this Agreement and the promissory note executed and delivered by the Debtor to the Bank in connection therewith (hereinafter referred to, together with any and all amendments, modifications, substitutions and/or replacements thereof and thereto, as the "NOTE") (all of the foregoing is hereinafter referred to collectively as the "OBLIGATIONS"), the Debtor hereby assigns, mortgages, pledges, hypothecates, transfers and sets over to the Bank and grants to the Bank a first lien on and security interest in all assets of the Debtor set forth, referred to, or listed on Schedule I hereto and made a part hereof, except those to the extent, if any, that the grant of a lien on or security interest in, would cause an immediate, actual forfeiture of any of the Debtor's rights thereunder or is prohibited by law (all hereinafter referred to as the "COLLATERAL").

         2.       DEBTOR'S TITLE; LIENS AND ENCUMBRANCES.

                  The Debtor represents and warrants that it is, or to the extent that this Agreement states that the Collateral is to be acquired after the date hereof, will be, the owner of the Collateral, having good and marketable title thereto, free from any and all liens, security interests, encumbrances and claims. The Debtor will not create or assume or permit to exist any such lien, security interest, encumbrance or claim on or against the Collateral except as created by this Agreement and as permitted by the Loan Agreement, and the Debtor will promptly notify the Bank of any such other claim, lien, security interest or other encumbrance made or asserted against the Collateral and will defend the Collateral against any such claim, lien, security interest or other encumbrance.

         3.       REPRESENTATIONS AND WARRANTIES;
                  LOCATION OF COLLATERAL AND RECORDS;
                  BUSINESS AND TRADE NAMES OF DEBTOR.

                  (a) The Debtor represents and warrants that it has no place of business, offices where the Debtor's books of account and records are kept, or places where the Collateral is used, stored or located, except as set forth on Schedule II hereto, and covenants that it will promptly notify the Bank of any change in the foregoing representation. The Debtor shall at all times maintain its records as to the Collateral at its chief place of business at the address referred to on Schedule II and at none other. The Debtor further covenants that except for Collateral delivered to the Bank or an agent for the Bank, the Debtor will not store, use or locate any of the Collateral at any place other than as listed on Schedule II hereto or such other locations with respect to which the Bank has perfected its first, prior security interest in such Collateral.
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                  (b) The Debtor represents and warrants that it currently uses no business or trade names, except as set forth on Schedule II hereto, and covenants that the Debtor will promptly notify the Bank, in sufficient detail, of any changes in, additions to, or deletions from the business or trade names used by the Debtor for billing purposes.

                  (c) The taxpayer identification number set forth opposite the Debtor's name on the signature page of this Security Agreement and furnished to the Bank for the purpose of filing all financing statements and continuation statements covering all or part of the Collateral is the Debtor's correct taxpayer identification number.

         4.       PERFECTION OF SECURITY INTEREST.

                  The Debtor will join with the Bank in executing one or more financing statements pursuant to the Uniform Commercial Code or other notices appropriate under applicable law in form satisfactory to the Bank and will pay all filing or recording costs with respect thereto, and all costs of filing or recording this Agreement or any other instrument, agreement or document executed and delivered pursuant hereto or to the Loan Agreement (including the cost of all federal, state or local mortgage, documentary, stamp or other taxes), in each case, in all public offices where filing or recording is reasonably deemed by the Bank to be necessary or desirable. The Debtor hereby authorizes the Bank to take all action (including, without limitation, the filing of any Uniform Commercial Code Financing Statements or amendments thereto without the signature of the Debtor) that the Bank may reasonably deem necessary or desirable to perfect or otherwise protect the liens and security interests created hereunder and to obtain the benefits of this Agreement in the event the Debtor does not promptly comply with any request of the Bank in connection with the foregoing. The Bank shall use its best efforts to notify the Debtor of any action taken by the Bank under this paragraph 4.

         5.       GENERAL COVENANTS.

                  The Debtor shall:

                  (a) furnish the Bank from time to time at the Bank's request written statements and schedules further identifying and describing the Collateral in such detail as the Bank may reasonably require;

                  (b) advise the Bank promptly, in sufficient detail, of any substantial change in the Collateral, and of the occurrence of any event that would have a material adverse effect on the value of the Collateral or on the Bank's security interest therein;

                  (c) comply in all material respects with all acts, rules, regulations and orders of any legislative, administrative or judicial body or official applicable to the Collateral or any part thereof or to the operation of the Debtor's business, provided that the Debtor may contest any acts, rules, regulations, orders and directions of such bodies or officials in any reasonable manner that will not, in the Bank's reasonable opinion, materially and adversely affect its rights or the priority of its security interest in the Collateral;

                  (d) perform and observe all covenants, restrictions and conditions contained in the Loan Agreement providing for payment of taxes, maintenance of insurance and otherwise relating to the Collateral, as though such covenants, restrictions and conditions were fully set forth in this Agreement;

                  (e) promptly notify the Bank of all disputes with account debtors involving amounts in excess of $75,000; and

                  (f) promptly execute and deliver to the Bank such further deeds, mortgages, assignments, security agreements or other instruments, documents, certificates and assurances and take such further action as the Bank may from time to time in its reasonable discretion deem necessary to perfect, protect or enforce its security interest in the Collateral or otherwise to effectuate the intent of this Agreement and the Loan Agreement.





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         6.       ASSIGNMENT OF INSURANCE.

                  At or prior to the closing of the Loans, the Debtor shall deliver to the Bank copies of, or certificates of the issuing companies with respect to, endorsements of any and all policies of insurance owned by the Debtor covering or in any manner relating to the Collateral, in form and substance satisfactory to the Bank, naming the Bank as an additional insured party as its interest may appear and indicating that the policy will not be terminated, or reduced in coverage or amount, without at least ten (10) days' prior written notice from the insurer to the Bank. As further security for the due payment and performance of the Obligations, the Debtor hereby assigns to the Bank all sums, including returned or unearned premiums, that may become payable under or in respect of any policy of insurance owned by the Debtor covering or in any manner relating to the Collateral, and from and after the occurrence of an Event of Default, the Debtor hereby directs each insurance company issuing any such policy to make payment of sums directly to the Bank. The Debtor hereby appoints the Bank as the Debtor's attorney-in-fact and authorizes the Bank upon the occurrence and during the continuance of any Event of Default in the Debtor's or in the Bank's name to endorse any check or draft representing any such payment and to execute any proof of claim, subrogation receipt and any other document required by such insurance company as a condition to or otherwise in connection with such payment, and, to cancel, assign or surrender any such policies. All such sums received by the Bank shall be applied promptly by the Bank to satisfaction of the Obligations or, to the extent that such sums represent unearned premiums in respect of any policy of insurance on the Collateral refunded by reason of cancellation, toward payment for similar insurance protecting the respective interests of the Debtor and the Bank, or as otherwise required by applicable law and to the extent not so applied shall be paid over to the Debtor.

         7.       FIXTURES.

                  It is the intent of the Debtor and the Bank that none of the Collateral is or shall be regarded as fixtures, as that term is used or defined in Article 9 of the Uniform Commercial Code, and the Debtor represents and warrants that it has not made and is not bound by any lease or other agreement that is inconsistent with such intent. Nevertheless, if the Collateral or any part thereof is or is to become attached or affixed to any real estate, the Debtor will, promptly upon request, exercise its best efforts to furnish the Bank with a disclaimer or subordination in form satisfactory to the Bank of their interests in the Collateral from all persons having an interest in the real estate to which the Collateral is attached or affixed, together with the names and addresses of the record owners of, and all other persons having interest in, and a general description of, such real estate.

         8.       COLLECTIONS.

                  (a) The Debtor may collect all checks, drafts, cash or other remittances (i) in payment of any of its accounts, contract rights or general intangibles constituting part of the Collateral, (ii) in payment of any Collateral sold, transferred, leased or otherwise disposed of, if permitted by the Loan Agreement, or (iii) in payment of or in account of its accounts, contracts, contract rights, notes, drafts, acceptances, general intangibles, choses in action and all other forms of obligations relating to any of the Collateral so sold, transferred, or leased or otherwise disposed of, and all of the foregoing amounts so collected shall be applied to its normal operating expenses in the ordinary course of its business with any excess held in trust by the Debtor for, and as the property of, the Bank.

                  (b) After the occurrence and during the continuance of an Event of Default, and upon the written request of the Bank, the Debtor will immediately upon receipt of all such checks, drafts, cash or other remittances in payment of any of its accounts, contract rights or general intangibles constituting part of the Collateral, deliver any such items to the Bank accompanied by a remittance report in form supplied or approved by the Bank, such items to be delivered to the Bank in the same form received, endorsed or otherwise assigned by the Debtor where necessary to permit collection of such items and, regardless of the form of such endorsement, the Debtor hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other notices with respect thereto.


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                  (c) After the occurrence and during the continuance of an
Event of Default, and upon the written request of the Bank, the Debtor will promptly upon receipt of all such checks, drafts, cash or other remittances in payment for any Collateral sold, transferred, leased or otherwise disposed of, as permitted by Section 7.6 of the Loan Agreement, or in payment or on account of its accounts, contracts, contract rights, notes, drafts, acceptances, general intangibles, choses in action and all other forms of obligations relating to any of the Collateral so sold, transferred, leased or otherwise disposed of, deliver any such items to the Bank accompanied by a remittance report in form supplied or approved by the Bank, such items to be delivered to the Bank in the same form received, endorsed or otherwise assigned by the Debtor where necessary to permit collection of such items and, regardless of the form of such endorsement, the Debtor hereby waives presentment, demand, notice of dishonor, protest, notice of protest and all other notices with respect hereto.

                  (d) At the request of the Bank at any time after the occurrence and during the continuance of an Event of Default, the Debtor shall direct all Account Debtors who are obligated to the Debtor under or on account of any account receivable, to make all payments due from them to the Debtor directly to the Bank (to the extent permitted by applicable law). The Debtor hereby authorizes the Bank (to the extent permitted by applicable law), effective upon the occurrence and continuance of an Event of Default to: (A) verify by mail, telephone, telegraph and otherwise, any and all amounts due to the Debtor from account debtors, and open the Debtor's mail and collect any and all amounts due to the Debtor from account debtors, (B) notify any or all Account Debtors that the accounts have been assigned to the Bank and that the Bank has a security interest therein and direct that all payments thereof be made directly to the Bank, and (C) assert and sue on any cause of action that the Debtor may have or assert against any account debtor, in the Debtor's name, or in the Bank's own name, without naming the Debtor as a party. The Debtor hereby agrees that any such notice, in the Bank's sole discretion, may be sent on the Debtor's stationary, in which event, if required by the Bank, the Debtor shall co-sign such notice with the Bank.

                  (e) All of the foregoing remittances shall be applied and credited by the Bank first to satisfaction of the Obligations or as otherwise required by applicable law, and to the extent not so credited or applied, shall be paid over to the Debtor.

         9.       RIGHTS AND REMEDIES ON EVENT OF DEFAULT.

                  In the event of the occurrence and continuance of an Event of Default, the Bank shall at any time thereafter have the right, with or without notice to the Debtor, as to any or all of the Collateral, by any available judicial procedure or without judicial process, to take possession of the Collateral and without liability for trespass to enter any premises where the Collateral may be located for the purpose of taking possession of or removing the Collateral, and, generally, to exercise any and all rights afforded to a secured party under the Uniform Commer cial Code or other applicable law. Without limiting the generality of the foregoing, the Debtor agrees that the Bank shall have the right to sell, lease, or otherwise dispose of all or any part of the Collateral, whether in its then condition or after further preparation or processing, either at public or private sale or at any broker's board, in lots or in bulk, for cash or for credit, with or without warranties or representations, and upon such terms and conditions, all as the Bank in its sole discretion may deem advisable, and it shall have the right to purchase at any such sale; and, if any Collateral shall require rebuilding, repairing, maintenance, preparation, or is in process or other unfinished state, the Bank shall have the right, at its option, to do such rebuilding, repairing, preparation, processing or completion of manufacturing, for the purpose of putting the Collateral in such saleable or disposable form as it shall deem reasonably appropriate. At the Bank's request upon the occurrence of an Event of Default, the Debtor shall assemble the Collateral and make it available to the Bank at places that the Bank shall select, whether at the Debtor's premises or elsewhere, and make available to the Bank, without rent, all of the Debtor's premises and facilities for the purpose of the Bank's taking possession of, removing or putting the Collateral in saleable or disposable form. The proceeds of any such sale, lease or other disposition of the Collateral shall be applied first, to the reasonable expenses of retaking, holding, storing, processing and preparing for sale, selling, and the like, and to the reasonable attorneys' fees and legal expenses incurred by the Bank, and then to satisfaction of the Obligations, and to the payment of any other amounts required by applicable law, after which the Bank shall account to the Debtor for any surplus proceeds. If, upon the sale, lease or other disposition of the Collateral, the proceeds thereof are insufficient to pay all amounts to which the Bank is legally entitled, the Debtor will be liable for the deficiency, together with interest thereon, at the Event of Default rate prescribed in the Loan Agreement, and the reasonable fees of any attorneys employed by the Bank to collect such deficiency. To the extent permitted by applicable law and subject to subparagraph 15(a) hereof, the Debtor waives all claims, damages and demands against the Bank arising out of the repossession, removal, retention or sale of the Collateral.


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         10.      COSTS AND EXPENSES.

                  Any and all reasonable fees, costs and expenses, of whatever kind or nature, including the reasonable attorneys' fees and legal expenses incurred by the Bank, in connection with the preparation of this Agreement and all other documents relating hereto and the consummation of this transaction, the filing or recording of financing statements and other documents (including all taxes in connection therewith) in public offices, the payment or discharge of any taxes, insurance premiums, encumbrances or otherwise protecting, maintaining or preserving the Collateral, or the enforcing, foreclosing, retaking, holding, storing, processing, selling or otherwise realizing upon the Collateral and the Bank's security interest therein, whether through judicial proceedings or otherwise, or in defending or prosecuting any actions or proceedings arising out of or related to the transaction to which this Agreement relates, shall be borne and paid by the Debtor on demand by the Bank and until so paid shall be added to the principal amount of the Obligations and shall bear interest at the Post-Default Rate.

         11.      POWER OF ATTORNEY.

                  The Debtor authorizes the Bank and does hereby make, constitute and appoint the Bank, and any officer or agent of the Bank, with full power of substitution, effective upon the occurrence and continuance of an Event of Default, as the Debtor's true and lawful attorney-in-fact, with power, in its own name or in the name of the Debtor: (a) to endorse any notes, checks, drafts, money orders, or other instruments of payment (including payments payable under or in respect of any policy of insurance) in respect of the Collateral that may come into possession of the Bank; (b) to sign and endorse any invoice, freight or express bill, bill of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications and notices in connection with accounts, and other documents relating to Collateral; (c) to pay or discharge any taxes, liens, security interests or other encumbrances at any time levied or placed on or threatened against the Collateral; (d) to demand, collect, receipt for, compromise, settle and sue for monies due in respect of the Collateral; and (e) generally, to do, at the Bank's option and at the Debtor's expense, at any time, or from time to time, all acts and things that the Bank deems reasonably necessary to protect, preserve and realize upon the Collateral and the Bank's security interest therein in order to effect the intent of this Agreement and the Loan Agreement all as fully and effectually as the Debtor might or could do; and the Debtor hereby ratifies all that said attorney shall lawfully do or cause to be done by virtue hereof. This power of attorney shall be irrevocable for the term of this Agreement and thereafter as long as any of the Obligations shall be outstanding.

         12.      NOTICES.

                  All notices and other communications pursuant to this Agreement shall be in writing, either by letter (delivered by hand or commercial messenger service or sent by registered or certified mail, return receipt requested) or telegram or telecopy, addressed as follows:

                  (a)      if to the Debtor:

                           One Hollow Road
                           Lake Success, New York 11042
                           Attention: Mr. Pat Celli
                           Telecopier No.: (516) 869-8401

                           with a copy to:

                           McDermott Will & Emery
                           50 Rockefeller Plaza
                           New York, New York 10020
                           Attention: Jeffrey L. Dunetz, Esq.
                           Telecopier No.: (212) 547-5444


                  (b)      if to the Bank:

                           Key Bank of New York
                           1377 Motor Parkway
                           Islandia, New York 11788
                           Attention:   Mr. James V. Maiorino
                                        Vice President
                           Telecopier No.: (516) 233-4079

                           with a copy to:

                           Winston & Strawn
                           175 Water Street
                           New York, New York 10038
                           Attention:  Richard S. Talesnick, Esq.
                           Telecopier No.: (212) 294-4700

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Any notice or other communication hereunder shall be deemed to have been given on the day on which it is telecopied to such party at its telecopier number specified above or delivered by hand or such commercial messenger service to such party at its address specified above, or, if sent by mail, on the third Business Day after the day deposited in the mail, postage prepaid, or in the case of telegraphic notice, when delivered to the telegraph company, addressed as aforesaid. Any party hereto may change the Person, address or telecopier number to whom or which are to be given hereunder, by notice duly given hereunder; provided, however, that any such notice shall be deemed to have been given hereunder only when actually received by the party to which it is addressed.

         13.      OTHER SECURITY.

                  To the extent that the Obligations are now or hereafter secured by property other than the Collateral or by the guarantee, endorsement or property of any other Person then the Bank shall have the right in its sole discretion to pursue, relinquish, subordinate, modify or take any other action with respect thereto, without in any way modifying or affecting any of the Bank's rights and remedies hereunder.

         14.      DEPOSITS.

                  Any and all deposits or other sums at any time credited by or due from the Bank to the Debtor, whether in regular or special depository accounts or otherwise, shall at all times constitute additional collateral for the Obligations, and may after the occurrence of a Event of Default be set-off by the Bank against any Obligations at any time whether or not they are then due and whether or not other collateral held by the Bank is considered to be adequate.

         15.      MISCELLANEOUS.

                  (a) Beyond exercising reasonable care in the custody and preservation of any Collateral in its possession, the Bank shall have no duty as to the collection of any Collateral in its possession or control or in the possession or control of any agent or nominee of the Bank, or any income thereon or as to the preservation of rights against prior parties or any other rights pertaining thereto.

                  (b) No course of dealing between the Debtor and the Bank, nor any failure to exercise, nor any delay in exercising, on the part of the Bank, any right, power or privilege hereunder or under the Loan Agreement or the Note shall operate as a waiver thereof; nor shall any single or partial exercise of any right, power or privilege hereunder or thereunder preclude any other or further exercise thereof or the exercise of any other right, power or privilege.

                  (c) All of the Bank's rights and remedies with respect to the Collateral, whether established hereby or by the Loan Agreement, or by any other agreements, instruments or documents or by law, shall be cumulative and may be exercised singly or concurrently.

                  (d) The provisions of this Agreement are severable, and if any clause or provision shall be held invalid or unenforceable in whole or in part in any jurisdiction, then such invalidity or unenforceability shall affect only such clause or provision, or part thereof, in such jurisdiction and shall not in any manner affect such clause or provision in any other jurisdiction, or any other clause or provision of this Agreement in any jurisdiction.

                  (e) This Agreement is subject to modification only by a writing signed by the parties.

                  (f) The benefits and burdens of this Agreement shall inure to the benefit of and be binding upon the respective successors and assigns of the parties; provided, however, that the rights and obligations of the Debtor under this Agreement shall not be assigned or delegated without the prior written consent of the Bank, and any purported assignment or delegation without such consent shall be void.


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         16.      TERM OF AGREEMENT.

                  The term of this Agreement shall commence on the date hereof and this Agreement shall continue in full force and effect, and be binding upon the Debtor, until all of the Obligations have been fully paid and performed and the Bank shall release its lien on the Collateral (at the expense of the Debtor), whereupon this Agreement shall terminate.

         WITNESS the execution hereof as of the day and year first above written.


Federal Employer                                THE CARE GROUP, INC.
Identification Number:

    11-2962027                                  By__________________________
                                                                       Title

                                                KEY BANK OF NEW YORK


                                                By__________________________
                                                                       Title

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